SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): January 1, 2002

                        Franklin Street Properties Corp.*

             ------------------------------------------------------

               (Exact Name of Registrant as Specified in Charter)

                                    Maryland

             ------------------------------------------------------

                 (State or Other Jurisdiction of Incorporation)

            000-32615                                    04-2724223

---------------------------------------     ------------------------------------

        (Commission File Number)            (I.R.S. Employer Identification No.)

         401 Edgewater Place,
         Suite 200
         Wakefield, MA                                  01880-6210
---------------------------------------   ------------------------------------

(Address of Principal Executive Offices)                (Zip Code)

                                 (781) 557-1300
                        --------------------------------

              (Registrant's Telephone Number, Including Area Code)

                                 ---------------

--------------------
* Franklin Street Partners Limited Partnership, a Massachusetts limited partnership ( the "Partnership"), on January 1, 2002, merged with and into Franklin Street Properties Corp., a Maryland corporation and wholly-owned subsidiary of the Partnership ("FS Properties"), with FS Properties being the surviving corporation. This current report on Form 8-K is filed by FS Properties to evidence its status, pursuant to Rule 12g-3(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as successor registrant to the Partnership under Section 12(g) of the Exchange Act, upon the consummation of the merger, and to register the common stock, par value $.0001 per share of FS Properties as the successor equity security to the limited partnership interests of the Partnership, under Section 12(g) of the Act.

Item 5. Other Events

      The Merger

      On January 1, 2002, Franklin Street Partners Limited Partnership (the "Partnership") merged (the "Merger") with and into Franklin Street Properties Corp., a Maryland corporation and wholly-owned subsidiary of the Partnership ("FS Properties"), with FS Properties being the surviving corporation. Pursuant to the Merger, the Partnership ceased to exist, and each unit of both general and limited partnership interests in the Partnership was converted into one share of common stock, $.0001 par value per share (the "Common Stock") of FS Properties. Accordingly , the pro rata ownership interests in FS Properties are the same as those in the former Partnership. The Merger was approved by at least a majority of the outstanding limited partnership interests pursuant to a consent solicitation. FS Properties intends to qualify as a real estate investment trust (the "REIT").

      This Form 8-K is being filed by FS Properties as a successor issuer as required by paragraph (f) of Rule 12g-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Upon the effective time of the Merger on January 1, 2002, the Common Stock was deemed registered under
Section 12(g) of the Exchange Act.

      Description of Stock

      The authorized capital stock of FS Properties consists of 180,000,000 shares of Common Stock and 20,000,000 shares of preferred stock, par value $.0001 per share (the "Preferred Stock"). Upon the Merger, there are 24,586,249 shares of Common Stock issued and outstanding, and no shares of Preferred Stock issued and outstanding. The following is a summary of material terms and provisions of FS Properties' capital stock. Because it is a summary, it does not purport to be complete and is qualified by reference to FS Properties' Articles of Incorporation and Bylaws which are filed as exhibits to this Form 8-K.

      Each outstanding share of Common Stock entitles the holder thereof to one vote on all matters submitted to a vote of stockholders. There is no cumulative voting in the election of directors. Holders of shares of Common Stock have no conversion, sinking fund or preemptive rights to subscribe for any securities of FS Properties. Shares of Common Stock have equal dividend, distribution, liquidation and other rights and have no preference or exchange rights.

      The Board of Directors of FS Properties may authorize from time to time, without further action by the stockholders, the issuance of shares of Preferred Stock in one or more separately designated classes. The Board may set the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption of the shares of each class of Preferred Stock.

      In order for FS Properties to maintain its qualification as a REIT, among other things, not more than 50% in value of its outstanding shares of Common Stock and Preferred Stock may be owned, directly or indirectly, by five or fewer individuals. The Articles of Incorporation of FS Properties provide that holders of Common Stock and Preferred Stock, collectively, cannot beneficially or constructively own more than 9.8% of the number of shares or value of the outstanding equity securities of FS Properties and that no stockholder will be able to transfer or acquire shares that would result in the outstanding equity shares of FS Properties being beneficially owned by fewer than 100 persons.

      The Articles of Incorporation also provide that on an annual basis FS Properties will use its best efforts to redeem any shares of Common Stock from holders who desire to sell them. The purchase price paid by FS Properties will be 90% of the fair market value of the shares purchased, as determined by the Board in its sole and absolute discretion after consultation with an adviser selected by the Board. FS Properties has no obligation to redeem shares of Common Stock during any period that the Common Stock is listed for trading on a national securities exchange or the Nasdaq National Market System.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (a) Financial Statements of Business Acquired

          Not applicable.

      (b) Pro Forma Financial Information

          Not applicable.

      (c) Exhibits

      2.1 Agreement and Plan of Merger, dated as of October 10, 2001, by and between Franklin Street Properties Corp. and Franklin Street Partners Limited Partnership (incorporated by reference to Appendix A of Franklin Street Partners Limited Partnership's Definitive Proxy Statement on Schedule 14A, filed on December 18, 2001 (File No. 000-32615)).

      4.1 Articles of Incorporation of Franklin Street Properties Corp. (incorporated by reference to Appendix B of Franklin Street Partners Limited Partnership's Definitive Proxy Statement on Schedule 14A, filed on December 18, 2001 (File No. 000-32615)).

      4.2 Bylaws of Franklin Street Properties Corp. (incorporated by reference to Appendix C of Franklin Street Partners Limited Partnership's Definitive Proxy Statement on Schedule 14A, filed on December 18, 2001 (File No. 000-32615)).

      4.3   Common Stock Specimen.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    FRANKLIN STREET PROPERTIES CORP.


Date: January 7, 2002            By: /s/ George J. Carter
                                     -------------------------------------------
                                     George J. Carter
                                     President and Chief Executive Officer

Exhibit Index

Exhibit Number             Description

2.1 Agreement and Plan of Merger, dated as of October 10, 2001, by and between Franklin Street Properties Corp. and Franklin Street Partners Limited Partnership (incorporated by reference to Appendix A of Franklin Street Partners Limited Partnership's Definitive Proxy Statement on Schedule 14A, filed on December 18, 2001 (File No. 000-32615)).

4.1 Articles of Incorporation of Franklin Street Properties Corp. (incorporated by reference to Appendix B of Franklin Street Partners Limited Partnership's Definitive Proxy Statement on Schedule 14A, filed on December 18, 2001 (File No. 000-32615)).

4.2 Bylaws of Franklin Street Properties Corp. (incorporated by reference to Appendix C of Franklin Street Partners Limited Partnership's Definitive Proxy Statement on Schedule 14A, filed on December 18, 2001 (File No. 000-32615)).

4.3   Common Stock Specimen.